Earnings Conference Call

2nd Quarter 2016

July 28, 2016

Leadership Presenting Today



Darrel Anderson
IDACORP President
& Chief Executive Officer



Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer, & Treasurer

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) administration of mandatory reliability, security, and other requirements; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (f) advancement of technologies that reduce customer demand; (g) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment, and the ability to obtain and comply with governmental permits and other authorizations; (h) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (i) the ability to acquire fuel and power from suppliers on reasonable terms; (j) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining Idaho Power assets, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (k) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (l) disruptions or outages of Idaho Power's generation or transmission systems or of any interconnected transmission system;(m) the ability to obtain debt and equity financing when necessary and on reasonable terms; (n) reductions in credit ratings and potential reduction in liquidity; (o) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (p) the magnitude of future benefit plan funding obligations; (q) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (r) changes in tax laws and the availability of tax credits; (s) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (t) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (u) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; (v) adoption of or changes in accounting policies, principles, or estimates; and (w) the expense and risk of capital expenditures for infrastructure and the timing and ability to recover such costs. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(thousands except for per share amounts)

	Three Months Ended June 30		Six Months Ended June 30	
	2016	2015	2016	2015
Net Income	$ 56,246	$ 66,080	$ 81,975	$ 89,510
Weighted average shares outstanding– diluted	50,355	50,258	50,345	50,259
Earnings per diluted share	$ 1.12	$ 1.31	$ 1.63	$ 1.78

Second Quarter 2015 to 2016

IDACORP, Inc. Net Income (millions)

Net Income – For the Quarter Ended June 30, 2015		**$ 66.1**
Change in Idaho Power net income:		
Increased sales volumes attributable to customer growth, net of associated power supply costs and PCA mechanism impacts	$ 2.7	
Decreased sales volumes attributable to usage per customer, net of associated power supply costs and PCA mechanism impacts	(9.0)	
FCA revenues	(5.9)	
Third-Party use of electric property, wheeling and other revenue	(1.0)	
Change in other operating and maintenance expenses	0.8	
Increase in depreciation expense	(1.5)	
Other changes in operating revenues and expenses, net	4.5	
Decrease in Idaho Power operating income	(9.4)	
Changes in other non-operating income and expenses	(1.5)	
Decrease in income tax expense	1.4	
Total decrease in Idaho Power net income		(9.5)
Other changes (net of tax)		(0.4)
Net Income – For the Quarter Ended June 30, 2016		**$ 56.2**

Operating Cash Flows

(millions)

IDACORP	Six Months Ended June 30 2016	2015
Net Cash Provided by Operating Activities	$ 137.9	$ 171.0

Liquidity

(millions)

	As of June 30, 2016 IDACORP[1]	Idaho Power
Revolving Credit Facility – Expires November 2020	$ 100.0	$ 300.0
Commercial Paper Outstanding	(23.9)	–
Identified for Other Use[2]	–	(24.2)
Total	$ 76.1	$ 275.8

[1] Holding company only.

[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

Key Financial & Operating Metrics and 2016 Earnings Per Share Guidance

(millions except for per share amounts)

	2016 Estimates	
	Current [1]	Previous [2]
Idaho Power Operations & Maintenance Expense	No Change	$ 350 – $ 360
Idaho Power Additional Amortization of ADITC	No Change	Less Than $5
Idaho Power Capital Expenditures excluding AFUDC	No Change	$ 300 – $ 310
Idaho Power Hydroelectric Generation (MWhs) [3]	6.0 – 7.0	6.0 – 8.0
IDACORP Earnings Per Share Guidance [4]	No Change	$ 3.80 – $ 3.95

(1) As of July 28, 2016.

(2) As of April 28, 2016 the date of filing IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

(3) Based on reservoir storage levels and forecasted weather conditions as of July 28, 2016.

(4) The 2016 guidance incorporates all of the key financial and operating assumptions listed above.

Economic Recognition

Idaho


IDAHO

Idaho No. 1 for states fastest job growth for 2016
Kiplinger.com June 2016

Idaho No. 1 for U.S. job growth since March 2015
Bureau of Labor Statistics, April 2016

Idaho led the nation in construction job growth from March to April
Associated General Contractors of America
Idaho Business Review, June 2016

Idaho No. 2 state for tech sector growth
Comptia.org – CyberStates, Feb. 2016



Boise Area

#1 Lowest Cost City in Pacific U.S.
KPMG Competitive Alternative, April 2016

#3 Best Cities for Job Seekers this Spring
Business Insiders, March 2016

#6 Best Place to Live
U.S. News and World Report, March 2016

Top 5 Places for Millennial Startups
Tech. Co., February 2016

Idaho Power Centennial


WALL ST
NEW YORK STOCK EXCHANGE

Closing Bell®
Monday August 1, 2016

Weather Outlook

August 2016 Through October 2016

Precipitation


A
B
EC
EC
B
A
A

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

Temperature


A
A
A

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce, July 2016

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com

Media

Stephanie McCurdy
Corporate Communications
(208) 388-6973
SMcCurdy@idahopower.com